EXHIBIT 4.5










                           EDGE PETROLEUM CORPORATION






                       COMMON STOCK SUBSCRIPTION AGREEMENT



















                                 April 30, 1999

TABLE OF CONTENTS

                                                                         Page

  SECTION 1       Authorization and Sale of Common Stock      ........     1
1.1      Authorization     ...........................................     1
1.2      Sale of Securities          .................................     1

  SECTION 2       Closing Date; Payment and Delivery .................     1
2.1      Closing Date      ...........................................     1
2.2      Payment and Delivery       ..................................     1

  SECTION 3       Representations and Warranties of the Company  ....      2
3.1      Organization      ..........................................      2
3.2      Capitalization  ............................................      3
3.3      Authorization   ............................................      3
3.4      Subsidiaries    ............................................      3
3.5      No Conflict     ............................................      3
3.6      Accuracy of Reports      ...................................      4
3.7      Registration Rights      ...................................      4
3.8      Governmental Consents, etc.      ...........................      4
3.9      Litigation        ..........................................      4
3.10     Investment Company..........................................      4
3.11     Financial Statements.    ...................................      4
3.12     Pension Plans.  ............................................      5
3.13     Environmental Condition  ...................................      5
3.14     Business....................................................      6
3.15     Gas Contracts   ............................................      6
3.16     Patents, Trademarks and Other Intangible Assets    .........      6
3.17     Title to Properties; Liens and Encumbrances.................      7
3.18     Reserve Report     .........................................      8
3.19     Taxes    ...................................................      8

  SECTION 4       Representations and Warranties of the Purchasers ..      9
4.1      Investment        ..........................................      9
4.2      Accredited Investor        .................................     10
4.3      Authority         ..........................................     10
4.4      Government Consents, etc....................................     10
4.5      Investigation; No General Solicitation    ..................     10
4.6      Short Selling   ............................................     11
4.7      Affiliate Status............................................     11

  SECTION 5       Conditions to Obligations of the Purchasers .......     11
5.1      Conditions to Obligations of the Purchasers ................     11

  SECTION 6       Conditions to Obligations of Company  ..............    12
6.1      Conditions to Obligations of Company        .................    12

  SECTION 7       Definitions       ..................................    12
7.1      Certain Definitions        ..................................    12

  SECTION 8       Covenants           ................................    14
8.1      Registration Rights        ..................................    14
8.2      Disposition       ...........................................    20

  SECTION 9       Miscellaneous     ..................................    21
9.1      Termination of Agreement  ...................................    21
9.2      GOVERNING LAW      ..........................................    21
9.3      Survival; Reliance         ..................................    21
9.4      Successors and Assigns     ..................................    21
9.5      Notices and Dates ...........................................    21
9.6      Specific Performance       ..................................    22
9.7      Further Assurances         ..................................    22
9.8      Counterparts      ...........................................    22
9.9      Severability      ...........................................    22
9.10     Captions ....................................................    23
9.11     Public Statements ...........................................    23
9.12     Brokers  ....................................................    23
9.13     Costs and Expenses         ..................................    23
9.14     No Third-Party Rights      ..................................    23
9.15     Entire Agreement; Amendment        ..........................    23

Exhibits

Exhibit A         Schedule of Purchasers
Exhibit B         Warrant Agreement
Exhibit C         Schedule of Exceptions
Exhibit D         Investor Questionnaire
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                     COMMON STOCK SUBSCRIPTION AGREEMENT

         THIS COMMON STOCK SUBSCRIPTION AGREEMENT (the "Agreement") is made as of April 30, 1999, by and among EDGE PETROLEUM CORPORATION, a Delaware corporation (the "Company"), and those persons set forth on Exhibit A (collectively the "Purchasers" and each individually a "Purchaser").

                                    SECTION 1

                     Authorization and Sale of Common Stock

         1.1 Authorization. The Company has authorized the sale and issuance of up to 1,500,000 shares of its Common Stock, $.01 par value per share (the "Common Stock") and up to 450,000 warrants to purchase Common Stock (the "Warrants") and 450,000 shares of Common Stock to be issued pursuant to the Warrants.

         1.2 Sale of Securities. Subject to the terms and conditions hereof, the Company will issue and sell to the Purchasers and the Purchasers severally will buy from the Company the number of shares of Common Stock (the "Shares") in the respective aggregate amounts set forth opposite each Purchaser's name on Exhibit A (together with, in the case of each such Share, .3 of a Warrant for the purchase of a share of Common Stock) at a per share purchase price set forth on Exhibit A; provided that no fractional Warrants or Warrants for fractional shares shall be issued and the respective amounts of Warrants being so purchased in tandem with the Shares are set forth opposite each Purchaser's name on Exhibit A. Each Warrant entitles the holder to purchase one share of Common Stock and shall be in the form attached to the warrant agreement (the "Warrant Agreement") set forth in Exhibit B. The Shares and the Warrants are together referred to herein as "Securities."

                                    SECTION 2

                       Closing Date; Payment and Delivery

         2.1 Closing Date. The closing under this Agreement with respect to the sale of the Securities pursuant to Section 1.2 hereof shall take place in Houston, Texas at 11:00 a.m. (Houston time) on May 6, 1999 or at such other times, dates and places upon which the Company and the Purchasers shall mutually agree (the date of the Closing is hereinafter referred to as the "Closing Date"). The Company may make individual and different arrangements separately with each Purchaser as to Closing, including with respect to delivery of the Shares and Warrants and transmittal of purchase price.
                                                     -1-
         2.2 Payment and Delivery. At the Closing, each Purchaser shall transmit the aggregate purchase price set forth on Exhibit A opposite that Purchaser's name in immediately available funds by wire transfer to the Company. At the Closing the Company will deliver to the Purchasers certificates representing the Shares and the Warrants. The certificates for Shares shall be subject to a legend restricting transfer under the Securities Act of 1933, as amended (the "Securities Act"), and referring to restrictions on transfer herein, such legend to be substantially as follows:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAW. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AS TO THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT ANY PROSPECTUS DELIVERY REQUIREMENTS ARE NOT APPLICABLE. THE SHARES WERE PURCHASED UNDER AN AGREEMENT THAT INCLUDES ADDITIONAL RESTRICTIONS ON THEIR TRANSFER AND COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.
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The Shares and the Warrants may also include any legend  required under the laws of any state or other jurisdiction. The certificates for Warrants and shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") will include such legend as is specified in the Warrant Agreement.

                                    SECTION 3

                  Representations and Warranties of the Company

         Except as set forth on the Schedule of Exceptions attached hereto as Exhibit C, the Company hereby represents and warrants to the Purchasers as follows:

         3.1 Organization. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has requisite corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where failure to so qualify would not have a material adverse effect on the Company and its Subsidiaries (as defined herein), taken as a whole (a "Material Adverse Effect"). As used in this Agreement, the word "Subsidiary" means any corporation or other organization, whether incorporated or unincorporated, of which the Company directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization, or any organization of which such party is a general partner.

         3.2 Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, $.01 par value per share, of which 7,770,302 shares were issued and outstanding as of April 5, 1999, and 5,000,000 shares of Preferred Stock, $.01 par value per share, no shares of which are issued and outstanding as of the date hereof. All such issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. As of December 31, 1998, the Company had 1,200,000 shares of Common Stock reserved for issuance under its Incentive Plan and options to purchase 680,133 shares of Common Stock and 248,384 shares of restricted Common Stock have been granted and are outstanding under its Incentive Plan. Options for the purchase of an additional 48,922 shares and 200,000 shares of Common Stock are also outstanding and were issued to James D. Calaway and John Elias, respectively. Except as described in this Agreement, there are no other options, warrants, conversion privileges or other contractual rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the Company's capital stock or other securities.

         3.3  Authorization.  The Company  has all  corporate  right,  power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of Securities and the Warrant Shares and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Upon the issuance and delivery of the Shares as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable. Upon the issuance and delivery of the Warrant Shares upon exercise of the Warrants in accordance with the Warrant Agreement, the Warrant Shares will be validly issued, fully paid and nonassessable. The issuance and sale of the Shares contemplated hereby and the Warrant Shares upon conversion of

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the  Shares  will not give  rise to any  preemptive  rights  or  rights of first refusal on behalf of any person.

         3.4 Subsidiaries. Each Subsidiary is a corporation or partnership duly organized and validly existing under the laws of its jurisdiction of incorporation or organization and is in good standing under such laws. Each Subsidiary has the requisite corporate or partnership power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. Each Subsidiary is duly qualified to do business as a foreign corporation or partnership in each jurisdiction in which the ownership of its property or the nature of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

         3.5 No Conflict. Subject to compliance with such filings as may be required to be made with the Securities and Exchange Commission (the "SEC"), any state or foreign securities regulatory authority, and the Nasdaq National Market System ("Nasdaq"), the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not result in any violation of, or default (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any material obligation or to a loss of a material benefit, under, any provision of the Restated Certificate of Incorporation or Bylaws of the Company or any mortgage, indenture, lease or other agreement or instrument, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the
Company or a Subsidiary, its properties or assets, the effect of which would have a Material Adverse Effect on the financial condition, results of operation or prospects of the Company and its Subsidiaries taken as a whole, or materially impair or restrict the Company's power to perform its obligations as contemplated hereby.

         3.6 Accuracy of Reports. All reports required to be filed by the Company since the beginning of the Company's current fiscal year under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), copies of which have been furnished to the Purchasers (collectively, the "Reports"), have been duly filed with the SEC, complied at the time of filing, in all material respects with the requirements of their respective forms, and, except to the extent updated or superseded by any materials supplied to the Purchasers or any subsequently filed report, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         3.7 Registration Rights. Except as set forth in this Agreement, the Company is not under any obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

         3.8 Governmental Consents, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement, the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except such filings as may be required to be made with the SEC and Nasdaq and with any state or foreign blue sky or securities regulatory authority.

         3.9 Litigation. There is no pending or, to the best of the Company's knowledge, threatened lawsuit, administrative proceeding, arbitration, labor dispute or governmental investigation ("Litigation") to which the Company or a Subsidiary is a party or by which any material portion of its assets taken as a whole may be bound, and which Litigation if adversely determined would have a Material Adverse Effect; provided that the disclosure of litigation on Exhibit C shall not be deemed an admission that such litigation is material.

                                       5
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         3.10  Investment  Company.  The Company is not an "investment  company"
within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

         3.11 Financial Statements. The audited consolidated balance sheet of the Company at December 31, 1998, and the related audited consolidated statements of operations, cash flows, and stockholders' equity of the Company for the fiscal year then ended, copies of which have been furnished to Purchasers, fairly present the financial condition of the Company at such dates and the results of the operations of the Company for the periods ended on such dates, and such consolidated balance sheets and consolidated statements of operations, cash flows, and stockholders' equity were prepared in accordance with United States generally accepted accounting principles ("GAAP") (and in compliance with the regulations promulgated by the SEC). Since December 31, 1998, no event has occurred that would have a Material Adverse Effect except as set forth in the Reports or on the exhibits or schedules hereto.

         3.12 Pension Plans. All Plans (as defined herein) are in compliance with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA") and the Internal Revenue Code of 1986, as amended, and any successor statute (the "Code"), except to the extent any noncompliance would not have a Material Adverse Effect. No Termination Event (as defined herein) has occurred with respect to any Plan. No "accumulated funding deficiency" (as defined in Section 302 of ERISA) has occurred with respect to any Plan. Neither the Company nor any member of the Controlled Group (as defined herein) has had a complete or partial withdrawal from any Multiemployer Plan (as defined herein) for which there is any withdrawal liability that could reasonably be expected to have a Material Adverse Effect. As used in this Section, "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414 of the Code; "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA; "Plan" shall mean any employee benefit plan (other than a Multiemployer Plan) maintained for employees of the Company or any member of the Controlled Group and covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code; and "Termination Event" shall mean (a) a Reportable Event (as defined in Title IV of ERISA) described in Section 4043 of ERISA and the regulations issued thereunder (other than a Reportable Event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA (the "PBGC") under such regulations), (b) the withdrawal of the Company from a Plan during a plan year in which it was a "substantial employer" as defined in
Section 4001(a) (2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041(c) of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, or (e) any other event or condition which constitutes grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan. As of the most recent valuation date applicable thereto, neither the Company nor any member of the Controlled Group would become subject to any liability under ERISA if the Company or any member of the Controlled Group has received notice that any Multiemployer Plan is insolvent or in reorganization.

         3.13     Environmental Condition.

                  (a) Permits, Etc. The Company and the Subsidiaries (i) have obtained all environmental permits necessary for the ownership and operation of their properties and the conduct of their businesses, except where such failure to obtain could not reasonably be expected to have a Material Adverse Effect;
(ii) are in compliance with all terms and conditions of such environmental permits and with all other requirements of applicable environmental laws, except where such failure to comply could not reasonably be expected to have a Material
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Adverse  Effect;  (iii) have not  received  notice of any  violation  or alleged violation of any environmental law or environmental permit; and (iv) are not subject to any actual or contingent environmental claim which could reasonably be expected to have a Material Adverse Effect.

                  (b) Certain Liabilities. To the Company's best knowledge, none of the present or previously owned or operated properties of the Company or of any of its present or former Subsidiaries, wherever located, (i) has been placed on or proposed to be placed on the National Priorities List, the Comprehensive Environmental Response Compensation Liability Information System list, or their state or local analogs; (ii) is subject to a lien, arising under or in connection with any environmental laws, which could reasonably be expected to have a Material Adverse Effect; or (iii) has been the site of any release of hazardous substances or hazardous wastes from present or past operations which has caused at the site or at any third-party site any condition that has resulted in or could reasonably be expected to result in the need for Response (as defined in the Comprehensive Environmental Response Compensation Liability Act or other environmental law) that would have a Material Adverse Effect.

         3.14 Business. The Company and the Subsidiaries have all franchises, permits, licenses, patents and other rights and privileges necessary to permit them to own their property and conduct their business, except for those, the non-obtainment of which would not reasonably be expected to have a Material Adverse Effect. The Company and the Subsidiaries manage and operate their business in material compliance with all applicable legal requirements and in accordance with good industry practices, except where such failure to manage or operate would not reasonably be expected to have a Material Adverse Effect.

         3.15 Gas Contracts. Neither the Company nor any Subsidiary is, as of the date hereof, (a) obligated in any material respect by virtue of any prepayment made under any contract containing a "take-or-pay" or "prepayment" provision or under any similar agreement to deliver hydrocarbons produced from or allocated to any of the Company's consolidated oil and gas properties at some future date without receiving full payment therefor at the time of delivery, and
(b) has not produced gas, in any material amount, subject to, and none of the Company's consolidated oil and gas properties is subject to, balancing rights of third parties or subject to balancing duties under governmental requirements, except as to such matters for which the Company has established monetary reserves adequate in amount in accordance with GAAP to satisfy such obligations and has segregated such reserves from its other accounts.

         3.16 Patents, Trademarks and Other Intangible Assets. The Company and its Subsidiaries own or possess adequate licenses or other valid rights to use all patents, patent rights, trademarks, trademark rights and proprietary information used or held for use in connection with their respective businesses as currently being conducted, except where the failure to own or possess such licenses and other rights would not have, individually or in the aggregate, a Material Adverse Effect , and there are no assertions or claims challenging the validity of any of the foregoing which are likely to have, individually or in the aggregate, a Material Adverse Effect. The conduct of the Company's and its Subsidiaries' respective businesses as currently conducted does not conflict with any patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights or copyrights of others in any way likely to have, individually or in the aggregate, a Material Adverse Effect. There is no material infringement of any proprietary right owned by or licensed by or to the Company or any of its Subsidiaries which is likely to have, individually or in the aggregate, a Material Adverse Effect.

         3.17 Title to Properties; Liens and Encumbrances. Except pursuant to the Amended and Restated Credit Agreement to which the Company, Edge Petroleum Exploration Company and First National Bank of Chicago are parties dated April 1, 1998, as amended (the "Credit Agreement") and as would not have, individually
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or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries
have defensible title to all of the properties and assets, both real and personal, tangible and intangible, that they purport to own, including the properties and assets reflected in the Reports and including the lands and leases and associated net revenue interests reflected in the Reserve Reports (as defined herein), other than dispositions or expirations since the date thereof, and they are not subject to any mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance or charge ("Liens") except routine statutory liens securing liabilities not yet due and payable and minor liens, encumbrances, restrictions, exceptions, reservations, limitations and other imperfections that do not materially detract from the value of the specific asset affected or the present use of such asset and except (A) Liens for taxes not yet delinquent or, if delinquent, that are being contested in good faith in the ordinary course of business, (B) statutory Liens (including materialmen's, mechanic's, repairmen's, landlord's, employee's operator's and other similar liens) arising in the ordinary course of business to secure payments not yet delinquent or, if delinquent, that are being contested in good faith in the ordinary course of business, (C) such easements, restrictions, reservations or other encumbrances, as well as imperfections or irregularities of title, if any, as do not create a Material Adverse Effect, (D) obligations or duties to any municipality or public authority with respect to any franchise, grant, license or permit and all applicable laws, rules, regulations and orders of any governmental authority, (E) all lessors' royalties, overriding royalties, net
profits  interests,   production  payments,   carried  interests,   reversionary
interests and other burdens on or deductions from the proceeds of production that do not operate to (x) reduce the net revenue interest of the Company below that purported to be owned by the Company as set forth in the Reserve Report,
(y) increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the working interest of the Company above that purported to be owned by the Company as set forth in the Reserve Report without a proportionate increase in the net revenue interest of the Company or (z) increase the working interest of the Company above that purported to be owned by the Company as set forth in the Reserve Report without a proportionate increase in the net revenue interest of the Company, (F) the terms and conditions of (including certain Lien rights contained in and provided by) joint operating agreements and other oil and gas contracts, (G) all rights to consent by, required notices to, and filings with or other actions by governmental or tribal entities, if any, in connection with the change of ownership or control of an interest in federal, state, tribal or other domestic governmental oil and gas leases, if the same are customarily obtained subsequent to such change of ownership or control, but only insofar as such consents, notices, filings and other actions relate to the transactions contemplated by this Agreement, (H) any preferential purchase rights, (I) required third party consents to assignment, (J) conventional rights of reassignment prior to abandonment, (K) the terms and provisions of oil and gas leases, unit agreements, pooling agreements, communication agreements and other documents creating interests comprising the oil and gas properties, insofar and only insofar as such terms and provisions do not operate to (x) reduce the net revenue interest of the Company below that purported to be owned by the Company as set forth in their Reserve Report, (y) increase the proportionate share of costs and expenses of leasehold operations attributable to or to be borne by the working interest of the Company above that purported to be owned by the Company as set forth in the Reserve Report without a proportionate increase in the net revenue interest of the Company or (z) increase the working interest of the Company above that purported to be owned by the Company, and (L) calls on production under existing agreements.

         3.18 Reserve Report. A true and correct copy of the estimates of the reserves of the Company supplied by Company to Ryder Scott Company, independent petroleum engineers (the "Petroleum Engineers"), dated December 31, 1998 (the "Reserve Report"), has been provided to the Purchasers. All production history data, data on operating cost history, the Company's working interest and net revenue interest information contained in the Reserve Report is true and correct in all material respects as of the date of such report, it being understood that the Company does not warrant quantity of reserves, rate of recovery, productive capacity, future prices, future operating costs, or other similar matters that cannot be determined with certainty nor does it represent matters with respect to title other than as specifically provided in Section 3.17.

         3.19     Taxes.

                  (a The Company and its Subsidiaries have (i) duly filed (or there has been filed on their behalf) on a timely basis with appropriate governmental authorities all tax returns, statements, reports, declarations, estimates and forms required to be filed by them, on or prior to the date hereof, except to the extent that any failure to file would not have, individually or in the aggregate, a Material Adverse Effect and (ii) duly paid or deposited in full on a timely basis or made adequate provisions in accordance with generally accepted accounting principles (or there has been paid or deposited or adequate provision has been made on their behalf) for the payment of all taxes required to be paid by the Company or its Subsidiaries for all periods ending through the date hereof, except to the extent that any failure to pay or deposit or make adequate provision for the payment of such taxes would not have, individually or in the aggregate, a Material Adverse Effect.

                  (b (i) Except to the extent being contested in good faith, all material deficiencies asserted as a result of examinations of the Company and its Subsidiaries by any taxing authority have been paid, fully settled or adequately provided for in the financial statements contained in the Reports;
(ii) except as adequately provided for in the Reports, no material federal, state or local income or franchise tax audits or other administrative proceedings or court proceedings are presently pending with regard to any federal, state or local income or franchise taxes for which the Company or any of its Subsidiaries would be liable, and no material deficiency for any such income or franchise taxes has been proposed, asserted or assessed pursuant to such examination against the Company or any of its Subsidiaries by any federal, state or local taxing authority with respect to any period; (iii) as of the date hereof, neither the Company nor any of its Subsidiaries has granted any requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment of any taxes with respect to any tax returns of the Company or any of its Subsidiaries; and (iv) neither the Company nor any of its Subsidiaries is a party to any tax sharing or tax indemnity agreement.

                  (c Neither the Company nor any of its Subsidiaries has executed or entered into (or prior to the close of business on the Closing Date will execute or enter into) with the IRS or any taxing authority (i) any agreement or other document extending or having the effect of extending the period for assessments or collection of any federal, state or local income or franchise taxes for which the Company or any of its Subsidiaries would be liable or (ii) a closing agreement pursuant to Section 7121 of the Code, or any predecessor provision thereof or any similar provision of state or local income tax law that relates to the assets or operations of the Company or any of its Subsidiaries.

                                    SECTION 4

                Representations and Warranties of the Purchasers

         Each Purchaser hereby represents and warrants to the Company as follows:

         4.1 Investment. The Purchaser is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Purchaser acknowledges the Company's obligation to file a registration statement with respect to the Shares as set forth in Section 8 of this Agreement, the effectiveness of which registration statement may be required for the resale of the Shares. The Purchaser has not offered or sold any portion of the Shares to be acquired by it and has no present intention of reselling or otherwise disposing of any portion of such Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance, and in particular the Purchaser has no current intention to resell the Registrable Securities under such registration statement nor would it have such intention if such registration statement were effective as of the date of purchase. The Purchaser understands that investment in the Shares is subject to a high degree of risk and that the Shares have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of Purchaser's investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser acknowledges and understands that it must bear the economic risk of this investment for an indefinite period of time because the Shares must be held indefinitely until subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from registration is available. The Purchaser understands that any transfer agent of the Company will be issued stop-transfer instructions with respect to the Shares unless such transfer is subsequently registered under the Securities Act and applicable state and other securities laws or unless an exemption from such registration is available. The Purchaser has experience in analyzing and investing in entities like the Company, it can bear the economic risk of its investment, including the full loss of its investment, and by reason of its business or financial experience or the business or financial experience of its professional advisors has the capacity to evaluate the merits and risks of its investment and protect its own interest in connection with the purchase of the Shares from the Company at the Closing. The Purchaser is a resident of the State set forth opposite such Purchaser's name on Exhibit A. If other than an individual, the Purchaser was not organized for the purpose of acquiring the Shares.

         4.2 Accredited Investor. It is an "accredited investor" as such term is defined in SEC Regulation D. It has accurately completed the questionnaire attached hereto as Exhibit D.

         4.3 Authority. The Purchaser has all right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. Subject to compliance with such filings as may be required to be made with the SEC and Nasdaq, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with or result in any violation of any obligation under any provision of the charter documents, limited liability company agreement, partnership agreement or Bylaws, if any, of the Purchaser or any mortgage, indenture, lease or other agreement or instrument, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Purchaser.

         4.4 Government Consents, etc. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Purchaser is required in connection with the valid execution and delivery of this Agreement, the purchase of the Shares, or the consummation of any other transaction contemplated hereby, except such filings as may be required to be made with the SEC.

         4.5 Investigation; No General Solicitation. The Purchaser has received a copy of the Reports. The Purchaser has had a reasonable opportunity to ask questions relating to and otherwise discuss the terms and conditions of the offering and the other information set forth in the Reports and this Agreement and the Company's business, management and financial affairs with the Company's management, customers and other parties, and the Purchaser has received satisfactory responses to the Purchaser's inquiries. The Purchaser has relied solely upon the information provided by the Company in the Reports and this Agreement in making the decision to invest in the Shares. To the extent necessary, the Purchaser has retained, at the expense of the Purchaser, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Shares hereunder. The Purchaser disclaims and disavows any reliance upon Raymond James & Associates Inc. in connection with the Purchaser's purchase of Shares and Warrants. The Purchaser has relied solely on its own independent investigation before deciding to enter into the purchase of Shares and Warrants contemplated hereby.

         4.6 Short Selling. Purchaser has not prior to the date hereof directly or indirectly, through related parties, affiliates or otherwise (a) sold "short" or "short against the box" (as those terms are generally understood) any equity security of the Company; or (b) otherwise engaged in any transaction which involves hedging of its position in, or reducing of its economic exposure to, the securities of the Company, and it will not until the date the Registration Statement (as defined herein) is declared effective by the SEC take any such actions described in (a) or (b) of this Section 4.6.

         4.7 Affiliate Status. Unless the Purchaser has otherwise notified the Company in writing, the Purchaser is not, and has not been within the 90 days prior to the Closing Date, an officer, director, employee, agent or affiliate of the Company, or, to the Purchaser's knowledge, any other Purchaser. Unless the Purchaser has otherwise notified the Company in writing, the Purchaser is not a broker or dealer of securities, an employee, officer or director of the Company nor prior to the Closing Date is the Purchaser the beneficial owner of 5% or more of the Common Stock of the Company.

                                    SECTION 5

                   Conditions to Obligations of the Purchasers

         5.1 Conditions to Obligations of the Purchasers. The Purchasers' obligation to purchase the Shares at the Closing is, at the option of each Purchaser, which may waive any such conditions to the extent permitted by law, subject to the fulfillment on or prior to the Closing Date of the following conditions:

                  (a) Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date (except for representations and warranties made as of a specified date, which need to be true and correct in all material respects only as of the specified date), and the foregoing shall be certified in writing by the Company.

                  (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects, and the foregoing shall be certified in writing by the Company.

                  (c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

                  (d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Shares (except as otherwise provided in this Agreement).
                                    SECTION 6

                      Conditions to Obligations of Company

         6.1 Conditions to Obligations of Company. The Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, which may waive any such conditions to the extent permitted by law, subject to the fulfillment on or prior to the Closing Date of the following conditions:

                  (a) Representations and Warranties Correct. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date (except for representations and warranties made as of a specified date, which need to be true and correct in all material respects only as of the specified date), and the foregoing shall be certified in writing by each Purchaser.

                  (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing Date shall have been performed or complied with in all material respects, and the foregoing shall be certified in writing by each Purchaser.

                  (c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

                  (d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Shares (except as otherwise provided in this Agreement).

                  (e) Nasdaq Approval Obtained. The approval by Nasdaq of the transactions contemplated by this Agreement shall have been obtained (which approval confirms that the transaction can be consummated without shareholder approval).
                                    SECTION 7

                                   Definitions

         7.1 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings:

               (a) "Affiliate" shall mean, with respect to any person, any other person controlling, controlled by or under direct or indirect common control with such person (for the purposes of this definition "control," when used with respect to any specified person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

                  (b) "Business Day" shall mean a day Monday through Friday on which banks are generally open for business in Texas.

                  (c) "Holders" shall mean the Purchasers and any person holding
Registrable   Securities  to  whom  the  rights  under  Section  8.1  have  been transferred in accordance with Section 8.1(h) hereof.

                  (d) "Person" shall mean any person, individual, corporation, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

                  (e) The terms "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  (f ) "Registrable Securities" shall mean (A) the Shares, (B) the Warrants and the Warrant Shares, and (C) any shares of Common Stock issued as (or issuable upon the conversion of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in replacement of the Shares; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they are held by a Holder or a permitted transferee pursuant to subsection 8.1(h) and (I) have not been disposed of pursuant to a registration statement declared effective by the SEC, (II) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, or (III) such Holder may sell under Rule 144 under the Securities Act in a three-month period all Registrable Securities then held by such Holder.

                  (g) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 8.1(a) hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses (for a reasonable number of states) and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

                  (h) "Registration Statement" shall have the meaning ascribed to such term in Section 8.1(a).

                  (i) "Registration Period" shall have the meaning ascribed to such term in Section 8.1(c).

                  (j) "Selling Expenses" shall mean all underwriting discounts and selling commissions and similar fees applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder and all transfer taxes.
                                    SECTION 8

                                    Covenants

         8.1      Registration Rights.

                  (a) Registration. No later than 30 days following the Closing Date, the Company will file a registration statement (the "Registration Statement") on Form S-3 with the SEC and will use its reasonable best efforts for such Registration Statement to be declared effective by the SEC. The Company will use its reasonable best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be so reasonably requested and as would permit or facilitate the sale and distribution of all Registrable Securities; provided that the Company shall not be obligated to take any action to effect any such state registration, qualification or compliance pursuant to this subsection 8.1(a) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service or is required to qualify in such jurisdiction, as the case may be, and except as may be required by the Securities Act.

                  (b) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to subsection 8.1(a) shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered except to the extent such Selling Expense is specifically attributable to one Holder, in which case it shall be borne by such Holder.

                  (c) Registration Procedures. In the case of the registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will, upon reasonable request, inform each Holder as to the status of such registration, qualification and compliance. At its expense the Company will during such time as the Holder holds Registrable Securities:

                           (i)      use  its  reasonable  best  efforts  to keep
such   registration,   and  any qualification  or  compliance  under  state
securities laws which the Company determines to obtain, effective until at least the second anniversary of the Closing Date or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                          (ii)     furnish such number of  prospectuses  and
other documents incident thereto as the Holders from time to time may reasonably request;

                         (iii)     use its reasonable best efforts to register
or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the Registrable Securities owned by such Holder in such jurisdictions; provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 8.1(c), or(B subject itself to income taxation in any such jurisdiction;

                          (iv)     notify  each  Holder  of  such  Registrable
Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                           (v)      cause  all  such  Registrable  Securities
to be listed or quoted on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted; and

                           (vi)     appoint a transfer agent and registrar for
all such Registrable Securities not later than the effective date of such Registration Statement.

The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period."

                  (d) Delay of Registration. The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to subsection 8.1(a) hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

                  (e)      Indemnification.

                           (i)     To the extent  permitted  by law, the Company
will indemnify each Holder and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, and each person who controls any underwriter within the meaning of
Section 15 of the Securities Act (each an "Indemnitee"), against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), ncluding any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnitee for reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable to any Indemnitee in any such case to the extent that any untrue statement or omission is made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of such Indemnitee and stated to be specifically for use in preparation of such registration statement, prospectus, offering circular or other document; and provided that the Company will not be liable in any such case where the expense, claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities; and, provided, further, that the indemnity with respect to any preliminary prospectus shall not apply to the extent that any such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such claims, losses, damages or liabilities at or prior to the written confirmation of the sale of the Registrable Securities confirmed to such person if such current copy of the prospectus would have cured the defect giving rise to such claim, loss, damage or liability.

                           (ii)     To the extent  permitted by law, each Holder
 will  severally,  if  Registrable
Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any failure by a Holder to comply with the covenants or agreements contained in this Agreement respecting the Registrable Securities and will reimburse the Company, such directors, officers, employees, partners, legal counsel and accountants for reasonable legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus, offering circular or other document; provided that the indemnity with respect to any preliminary prospectus shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such claim, loss, damage or liability at or prior to the written confirmation of the sale of the Registrable Securities confirmed to such person if such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder.

                           (iii) Each party  entitled to  indemnification  under
this subsection 8.1(e) (the
"Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

                           (iv)     If the  indemnification  provided  for in
this  subsection  8.1(e) is held by a
court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (f )     Covenants of Holders.

                           (i)      Each Holder  agrees  that,  upon  receipt of
 any notice from the Company of the
happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement contemplated by subsection 8.1(a) until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                           ii)      Each Holder severally agrees for a period of
 time (not to exceed 90 days) from
the effective date of any registration (other than a registration effected solely to implement an employee benefit plan) of securities of the Company for any underwritten offering in which securities of the Company are sold (upon request of the Company or of the underwriters managing any underwritten offering to the Company's securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities or any other stock of the Company held by such Holder, other than shares of Registrable Securities included in such registration, without the prior written consent of the Company or such underwriters, as the case may be;

provided that this obligation is subject to the condition that all executive officers and directors of the Company shall enter into similar agreements. Each Holder agrees to suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by subsection 8.1(a) during any period, not to exceed one 45-day period per circumstance or development and not to exceed 90 days in any 12-month period, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material, undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable. Any such request by the Company shall be held confidential by the Holder.

                           (iii)    Each  Holder  agrees  to notify the Company,
  at any time  when a  prospectus
relating to the registration statement contemplated by subsection 8.1(a) is required to be delivered by it under the Securities Act, of the occurrence of any event relating to the Holder which requires the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading relating to the Holder, and each Holder shall promptly make available to the Company the information to enable the Company to prepare any such supplement or amendment. Each Holder also agrees that, upon delivery of any notice by it to the Company of the happening of any event of the kind described in the next preceding sentence of this subsection, the Holder will forthwith discontinue disposition of Registrable Securities pursuant to such registration statement until its receipt of the copies of the supplemental or amended prospectus contemplated by this subsection, which the Company shall promptly make available to each Holder and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                           (iv)     Each Holder shall promptly  furnish to the
Company such  information  regarding
such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Section 8.1. The Holder will promptly keep the Company informed as to all sales of Registerable Securities made under the Registration Statement and assist the Company in updating such information in the Registration Statement and any prospectus supplement relating thereto.

                           (v)      (a) Each  Holder hereby  covenants with the
Company (1) not to make any sale of
the Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (2) if such Shares are to be sold by any method or in any transaction other than on a national securities exchange, in the over-the-counter market, on the Nasdaq, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five business days prior to the date on which the Purchaser first offers to sell any such Shares.

                           (vi)     Each  Holder  acknowledges  and agrees  that
 the  Registrable  Securities  sold
pursuant to the registration statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Shares is accompanied by a certificate reasonably satisfactory to the Company to the effect that (A) the Registrable Securities have been sold in accordance with such registration statement and (B) the requirement of delivering a current prospectus has been satisfied.

                           (vii)    Each Holder agrees that it will not effect
any  disposition of the  Registrable
Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in the registration statement referred to in this Section
8.1. Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement that constitutes a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

                  (g) Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

                           (i)      make and keep public information  available,
as those terms are understood and
defined in Rule 144 under the Securities Act, at all times;

                           (ii)     file with the SEC in a timely manner all
reports and other  documents  required
of the Company under the Exchange Act; and

                           (iii)    so long as a Holder owns any unregistered
Registrable  Securities,  furnish to
such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

                  (h) Transfer of Registration Rights. The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under subsection 8.1(a) may be assigned in full by a Holder to an Affiliate of such Holder; provided that: (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement including, without limitation, the restrictions in Section 4.6 and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this paragraph (h), the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

                  (i) Waivers and Amendments. With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities (including Registrable Securities issuable pursuant to the Warrants), any provision of this Section 8.1 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

         8.2 Disposition. The Purchaser has not and will not make any offer, sale or other transfer of the Shares by any means which would not comply with applicable law or this Agreement or which would otherwise impose upon the Company any obligation to satisfy any public filing or registration requirement. The Purchaser understands and agrees that any disposition of the Shares in violation of this Agreement shall be null and void, and that no transfer of the Shares shall be made by the Company or the transfer agent for the Shares upon the Company's stock transfer books or records unless and until there has been compliance with the terms of this Agreement, the Securities Act, any applicable state and foreign securities law and any other laws. The Purchaser will not sell or transfer the Shares unless:

                  (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or
18

                  (b) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and it shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition is exempt from registration of such shares under the Securities Act or any applicable state, foreign or other securities laws. The Purchaser will not transfer the Shares, other than pursuant to the Registration Statement or in a transaction that complies with Rule 144, unless the transferee makes the representations and warranties to the Company contained in this Agreement and agrees to be bound by the restrictions on transfer (including the registration provisions) contained herein to the same extent as if it were the original Purchaser. Without limiting the generality of any provision contained herein, at any time it owns Shares the Purchaser and each transferee must and does agree that it and its respective Affiliates will comply with all provisions of Section 4.6.

                                    SECTION 9

                                  Miscellaneous

         9.1 Termination of Agreement. The Company may terminate its obligation to perform or observe any of its covenants and agreements hereunder to any Purchaser if such Purchaser violates in a material respect any of the material covenants or agreements of the Purchaser under this Agreement, and a Purchaser may terminate its obligations to perform or observe any of its covenants and agreements hereunder if the Company violates or fails to perform in any material respect any of the material covenants or agreements of the Company under this Agreement to such Purchaser; provided, however, that neither the Company nor the Purchaser, as the case may be, may terminate any of its obligations under this Agreement pursuant to this sentence unless it shall have delivered written notice of such default to the other party and such default shall not have been cured within 30 days after the delivery of such notice.

         9.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS ENTERED INTO SOLELY BETWEEN RESIDENTS OF, AND TO BE PERFORMED ENTIRELY WITHIN, SUCH STATE.

         9.3 Survival; Reliance. The representations and warranties in Sections 3 and 4 of this Agreement shall survive any investigation made by the Purchasers or the Company for a period of one year after the Closing in question. Thereafter, such representations and warranties shall expire and be of no further force and effect, and no cause of action may be brought with respect to any breach thereof unless a written notice specifying the nature and the amount of the claims shall have been delivered by the Company or the Purchasers, as the case may be, with respect thereto, on or before one year after the Closing Date. Any representation or warranty contained herein may be relied upon by counsel to the Company in connection with any opinion delivered in connection with the transactions contemplated hereby.

         9.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided, however that the obligations of the Company pursuant to
Section 8.1 shall not survive (as obligations of the Company or any other entity) a merger involving the Company, in which the Company is not the surviving entity or following which the Company is a wholly owned subsidiary of another entity. Except as otherwise provided in this Agreement, this Agreement may not be assigned by a party without the prior written consent of the other party except by operation of law, in which case the assignee shall be subject to all of the provisions of this Agreement.

         9.5 Notices and Dates. Any notice or other communication given under this Agreement shall be sufficient if in writing and will be effective as of (a) the date of receipt if delivered by hand, by messenger or by courier, or by Federal Express or similar delivery service, or transmitted by facsimile, to a party at its address set forth below (or at such other address as shall be designated for such purpose by such party in a written notice to the other party hereto) or (b) three days after the date when the same shall have been posted by registered mail, return receipt requested, in any post office in the United States of America, postage prepaid and addressed to the party at such address:

                  (i)      if to the Company:

                           Edge Petroleum Corporation
                           1111 Bagby, Suite 2100
                           Houston, Texas 77002
                           Attn:  Chief Financial Officer
                           (Facsimile) (713) 654-7722

                 (ii) if to Purchasers, then to the addresses set forth at Exhibit A.

                  Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, by messenger or by courier, or, if sent by facsimile, upon confirmation of receipt.

         9.6 Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached and that such damage would not be compensable in money damages and that it would be extremely difficult or impracticable to measure the resultant damages. It is accordingly agreed that any party hereto shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which it may be entitled at law or in equity, and such party that is sued for breach of this Agreement expressly waives any defense that a remedy in damages would be adequate and expressly waives any requirement in an action for specific performance for the posting of a bond by the party bringing such action.

         9.7 Further Assurances. The parties hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments or documents as any other party may reasonably request from time to time in order to carry out the intent and purposes of this Agreement and the consummation of the transactions contemplated hereby.

         9.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         9.9 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic impact of this Agreement on any party.

         9.10 Captions. Headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be relied upon in construing this Agreement. Use of any gender herein to refer to any person shall be deemed to comprehend masculine, feminine and neuter unless the context clearly requires otherwise.

         9.11 Public Statements. The Purchasers severally agree not to issue any public statement with respect to the Purchasers' investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

         9.12 Brokers. Except as otherwise disclosed by the parties to one another, each of the Company and the Purchasers severally represents and warrants to the others that it has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. Each of the Company and the Purchasers hereby severally agrees to indemnify and hold harmless the others from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Person hereunder.

         9.13 Costs and Expenses. Each party hereto shall pay its own costs and expenses incurred in connection herewith, including the fees of its counsel, auditors and other representatives, whether or not the transactions contemplated herein are consummated.

         9.14 No Third-Party Rights. Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement except for such rights as may exist by virtue of any contract or other agreement existing on the date hereof.

         9.15 Entire Agreement; Amendment. Except any confidentiality agreements entered into by the Company and any Purchaser, this Agreement and the other documents delivered pursuant hereto (including the Warrant Agreement) constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties relating to the subject matter hereof. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided that any provision of this Agreement, other than Section 8.1 (waivers and amendments of which are governed by Section 8.1(i)), may be waived or modified on behalf of all of the Purchasers with the consent of those Purchasers owning two-thirds of the Shares purchased hereunder and that are still held (at the time of such waiver or modification) by any Purchaser.

                                 Signature Page

                                     241,379
                         -------------------------------
                         Number of Shares Subscribed For

                                     72,414
                        --------------------------------
                        Number of Warrants Subscribed For

                        Special Situations Fund III, L.P.
         ---------------------------------------------------------------
         Names(s) Exactly as to Appear on Stock and Warrant Certificates


/s/ David Greenhouse
--------------------
Signature                                      Signature (if purchasing jointly)

David Greenhouse
---------------------
Name Typed or Printed                          Name Typed or Printed

153 East 53rd
-----------------
Residence Address                              Residence Address

New York, NY  10022
------------------------
City, State and Zip Code                       City, State and Zip Code

(212) 832-5300
-------------------
Telephone--Business                            Telephone--Business

--------------------
Telephone--Residence                           Telephone--Residence

13-3737427
-----------------------------------------
Tax Identification or Social Security No.

Tax Identification or Social Security No.


NASD Affiliation or Association, if any:
         If None, check here: |X|

Name in which securities should be issued:    Special Situations Funds III, L.P.
                                              ----------------------------------
Dated:  April 30, 1999
----------------------
         This Common Stock Subscription Agreement is agreed to and accepted as of April 30, 1999.

                                                     EDGE PETROLEUM CORPORATION


                                                     /s/ Michael G. Long
                                                    --------------------
                                                     By: Michael G. Long
                                                 Its: Senior Vice President
                                                  and Chief Financial Officer

                                 Signature Page

                                     80,460
                         -------------------------------
                         Number of Shares Subscribed For

                                     24,138
                        ---------------------------------
                        Number of Warrants Subscribed For

                      Special Situations Cayman Fund, L.P.
         ---------------------------------------------------------------
         Names(s) Exactly as to Appear on Stock and Warrant Certificates


/s/ David Greenhouse
--------------------
Signature                                     Signature (if purchasing jointly)

David Greenhouse
---------------------
Name Typed or Printed                         Name Typed or Printed

153 East 53rd
-----------------
Residence Address                             Residence Address

New York, NY  10022
------------------------
City, State and Zip Code                      City, State and Zip Code

(212) 832-5300
------------------
Telephone--Business                           Telephone--Business

--------------------
Telephone--Residence                          Telephone--Residence

98-0132442
----------------------------------------
Tax Identification or Social Security No.
Tax Identification or Social Security No.


NASD Affiliation or Association, if any:
         If None, check here: |X|

Name in which securities should be issued:  Special Situations Cayman Fund, L.P.

Dated:  April 30, 1999

         This Common Stock Subscription Agreement is agreed to and accepted as of April 30, 1999.

                                                     EDGE PETROLEUM CORPORATION


                                                     /s/ Michael G. Long
                                                     -------------------
                                                     By: Michael G. Long
                                                  Its: Senior Vice President
                                                  and Chief Financial Officer

                                 Signature Page

                                     228,161
                         -------------------------------
                         Number of Shares Subscribed For

                                     68,448
                        ---------------------------------
                        Number of Warrants Subscribed For

                  Special Situations Private Equity Fund, L.P.
         ---------------------------------------------------------------
         Names(s) Exactly as to Appear on Stock and Warrant Certificates


/s/ David Greenhouse
--------------------
Signature                                   Signature (if purchasing jointly)

David Greenhouse
---------------------
Name Typed or Printed                       Name Typed or Printed

153 East 53rd
-----------------
Residence Address                           Residence Address

New York, NY  10022
------------------------
City, State and Zip Code                    City, State and Zip Code

         ) 832-5300
-------------------
Telephone--Business                         Telephone--Business

--------------------
Telephone--Residence                        Telephone--Residence

13-3916551
-----------------------------------------
Tax Identification or Social Security No.
Tax Identification or Social Security No.


NASD Affiliation or Association, if any:
         If None, check here: |X|

Name in which securities should be issued:
Special Situations Private Equity Fund, L.P.

Dated:  April 30, 1999

         This Common Stock Subscription Agreement is agreed to and accepted as of April 30, 1999.

                                                     EDGE PETROLEUM CORPORATION


                                                     /s/ Michael G. Long
                                                     -------------------
                                                     By: Michael G. Long
                                                  Its: Senior Vice President
                                                  and Chief Financial Officer

                                 Signature Page

                                     19,000
                         -------------------------------
                         Number of Shares Subscribed For

                                      5,700
                        ---------------------------------
                        Number of Warrants Subscribed For

                                  Mark G. Egan
         ---------------------------------------------------------------
         Names(s) Exactly as to Appear on Stock and Warrant Certificates


/s/ Mark G. Egan
----------------
Signature                                     Signature (if purchasing jointly)

Mark G. Egan
---------------------
Name Typed or Printed                         Name Typed or Printed

730 Valley Road
-----------------
Residence Address                             Residence Address

Glencoe, IL  60022
------------------------
City, State and Zip Code                      City, State and Zip Code

(312) 419-1880
-------------------
Telephone--Business                           Telephone--Business

--------------------
Telephone--Residence                          Telephone--Residence

###-##-####
----------------------------------------
Tax Identification or Social Security No.
Tax Identification or Social Security No.


NASD Affiliation or Association, if any:
         If None, check here: |X|

Name in which securities should be issued:           Mark G. Egan

Dated:  April 30, 1999

         This Common Stock Subscription Agreement is agreed to and accepted as of April 30, 1999.

                                                     EDGE PETROLEUM CORPORATION


                                                     /s/ Michael G. Long
                                                     By: Michael G. Long
                                                  Its: Senior Vice President
                                                  and Chief Financial Officer
                                       25

                                 Signature Page

                                     681,000
                         -------------------------------
                         Number of Shares Subscribed For

                                     204,300
                        ---------------------------------
                        Number of Warrants Subscribed For

                           The Private Investment Fund
         ---------------------------------------------------------------
         Names(s) Exactly as to Appear on Stock and Warrant Certificates


/s/ Mark G. Egan
----------------
Signature                                      Signature (if purchasing jointly)

Mark G. Egan President, Marlin Capital Corp.,
the general partner of The Private Investment
Fund, a limited partnership
---------------------------------------------
Name Typed or Printed                          Name Typed or Printed

11 S. LaSalle St., Suite 3310
-----------------------------
Residence Address                              Residence Address

Chicago, IL  60603
------------------------
City, State and Zip Code                       City, State and Zip Code

(312) 419-1880
-------------------
Telephone--Business                            Telephone--Business

--------------------
Telephone--Residence                           Telephone--Residence

36-3666954
----------------------------------------
Tax Identification or Social Security No.
Tax Identification or Social Security No.


NASD Affiliation or Association, if any:
         If None, check here: |X|

Name in which securities should be issued:      The Private Investment Fund

Dated:  April 30, 1999

         This Common Stock Subscription Agreement is agreed to and accepted as of April 30, 1999.

                                                     EDGE PETROLEUM CORPORATION

                                                     /s/ Michael G. Long
                                                     By: Michael G. Long
                                                  Its: Senior Vice President
                                                  and Chief Financial Officer

                                 Signature Page

                                     150,000
                         -------------------------------
                         Number of Shares Subscribed For

                                     45,000
                        ---------------------------------
                        Number of Warrants Subscribed For

         Fidelity Management Trust C/F IRA Rollover F/B/O John W. Elias
                             Account No. 103439037
         ---------------------------------------------------------------
         Names(s) Exactly as to Appear on Stock and Warrant Certificates



Signature                                      Signature (if purchasing jointly)

Fidelity Management Trust C/F IRA Rollover
F/B/O John W. Elias Account No. 103439037
------------------------------------------
Name Typed or Printed                          Name Typed or Printed

Fidelity Investments
One North Franklin, Suite 100
-----------------------------
Residence Address                              Residence Address

Chicago, IL 60606
------------------------
City, State and Zip Code                       City, State and Zip Code

------------------------
Telephone--Business                            Telephone--Business

------------------------
Telephone--Residence                           Telephone--Residence


Tax Identification or Social Security No.
Tax Identification or Social Security No.

NASD Affiliation or Association, if any:
         If None, check here: |_|

Name in which securities should be issued: Fidelity Management Trust C/F IRA Rollover F/B/O John W. Elias Account No. 103439037

Dated:  April 30, 1999

         This Common Stock Subscription Agreement is agreed to and accepted as of April 30, 1999.

                                                     EDGE PETROLEUM CORPORATION

                                                     /s/ Michael G. Long
                                                     By: Michael G. Long
                                                  Its: Senior Vice President
                                                  and Chief Financial Officer

                            CERTIFICATE OF SIGNATORY

        (To be completed if Shares are being subscribed for by an entity)


I, David Greenhouse, am the Managing Director of Special Situations Fund III, L.P. (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Common Stock Subscription Agreement and to purchase and hold the Shares, and certify further that the Common Stock Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this 30th day of April, 1999.


                              /s/ David Greenhouse
                              --------------------

                            CERTIFICATE OF SIGNATORY

        (To be completed if Shares are being subscribed for by an entity)


I, David Greenhouse, am the Managing Director of Special Situations Cayman Fund, L.P. (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Common Stock Subscription Agreement and to purchase and hold the Shares, and certify further that the Common Stock Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this 30th day of April, 1999.


                              /s/ David Greenhouse

                            CERTIFICATE OF SIGNATORY

        (To be completed if Shares are being subscribed for by an entity)


I, David Greenhouse, am the Managing Director of Special Situations Private Equity Fund, L.P. (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Common Stock Subscription Agreement and to purchase and hold the Shares, and certify further that the Common Stock Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this 30th day of April, 1999.


                              /s/ David Greenhouse
                              --------------------

                            CERTIFICATE OF SIGNATORY

        (To be completed if Shares are being subscribed for by an entity)


I, Mark G. Egan, am the President of Marlin Capital Corp., the General Partner of The Private Investment Fund (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Common Stock Subscription Agreement and to purchase and hold the Shares, and certify further that the Common Stock Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this 30th day of April, 1999.


                                /s/ Mark G. Egan
                                ----------------
                                President
                                Marlin  Capital Corp.,  the General  Partner
                                of The Private Investment Fund

                            CERTIFICATE OF SIGNATORY

        (To be completed if Shares are being subscribed for by an entity)


I, _____________________,  am the ____________________ of ___________________
(the "Entity"), which serves as custodian for IRA Rollover F/B/O John W. Elias Account No. 103439037.

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Common Stock Subscription Agreement and to purchase and hold the Shares, and certify further that the Common Stock Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this 30th day of April, 1999.


                                                  ------------------------------


                                                      EXHIBIT A

                                               SCHEDULE OF PURCHASERS

------------------------------ -------------------- ------------------ ----------------------- ----------------------------------

                                                                        Purchase Price (Per     Principal Address and Telephone
                                     Number             Number of              Share                      Number and
            Name                    of Shares           Warrants          Plus .3 Warrant)            Fax Number, if any
------------------------------ -------------------- ------------------ ----------------------- ----------------------------------
------------------------------ -------------------- ------------------ ----------------------- ----------------------------------
Mark G. Egan                                19,000              5,700                 $5.4375       730 Valley Road
                                                                                                    Glencoe, IL  60022
                                                                                                    312-419-1880
                                                                                                    Fax:  312-419-6818
------------------------------ -------------------- ------------------ ----------------------- ----------------------------------
------------------------------ -------------------- ------------------ ----------------------- ----------------------------------

The Private Investment                     681,000            204,300                 $5.4375       11 S. LaSalle St.
     Fund                                                                                           Suite 3310
                                                                                                    Chicago, IL  60603
                                                                                                    312-419-1880
                                                                                                    Fax:  312-419-6818
------------------------------ -------------------- ------------------ ----------------------- ----------------------------------
------------------------------ -------------------- ------------------ ----------------------- ----------------------------------

Special Situations Private                 228,161             68,448                 $5.4375       153 East 53rd
     Equity Fund, L.P.                                                                              New York, NY  10022
                                                                                                    212-832-5300
                                                                                                    Fax:  212-832-6141
------------------------------ -------------------- ------------------ ----------------------- ----------------------------------
------------------------------ -------------------- ------------------ ----------------------- ----------------------------------

Special Situations                         241,379             72,414                 $5.4375       153 East 53rd
     Fund III, L.P.                                                                                 New York, NY  10022
                                                                                                    212-832-5300
                                                                                                    Fax:  212-832-6141
------------------------------ -------------------- ------------------ ----------------------- ----------------------------------
------------------------------ -------------------- ------------------ ----------------------- ----------------------------------

Special Situations Cayman                   80,460             24,138                 $5.4375       153 East 53rd
     Fund, L.P.                                                                                     New York, NY  10022
                                                                                                    212-832-5300
                                                                                                    Fax:  212-832-6141
------------------------------ -------------------- ------------------ ----------------------- ----------------------------------
------------------------------ -------------------- ------------------ ----------------------- ----------------------------------

Fidelity Management Trust                  150,000             45,000                 $5.4375       Fidelity Investments
C/F Rollover F/B/O John W.                                                                          One North Franklin,
Elias Account No. 103439037                                                                         Suite 100
                                                                                                    Chicago, IL 60606
                                                                                                    Attn: Zack Marshall
------------------------------ -------------------- ------------------ ----------------------- ----------------------------------

                                    EXHIBIT B

                                WARRANT AGREEMENT

                  THIS WARRANT AGREEMENT (the "Agreement"), dated as of May 6, 1999, is made and entered into by and among Edge Petroleum Corporation, a Delaware corporation (the "Company"), and those persons set forth on Schedule 1 hereto (collectively the "Warrantholders" and each individually a "Warrantholder"). This Agreement is being executed in connection with the Common Stock Subscription Agreement of even date herewith by and among the Company and the Warrantholders (the "Purchase Agreement").

                  The Company agrees to issue and sell, and the Warrantholders agree to severally purchase, for an agreed value of $.125 per warrant, the warrants, as hereinafter described (the "Warrants"), to purchase up to an aggregate of the number of shares set forth on Schedule 1 (the "Shares"), of the Company's Common Stock, par value $.01 per share (the "Common Stock"). The purchase and sale of the Warrants shall occur contemporaneous with, and is subject to the closing of the Purchase Agreement.

                  In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder, the Company and the Warrantholders, for value received, hereby agree as follows:

                  Section 1. Transferability and Form of Warrants.


                  1.1 Registration. The Warrants shall be numbered and shall be registered on the books of the Company when issued.

                  1.2 Limitations on Transfer. The Warrants and the Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement. Each Warrantholder will cause any proposed purchaser, assignee, transferee or pledgee of the Warrants or the Shares, except for transferees in dispositions of Shares that are pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or dispositions of Common Stock (but specifically including any transfer of Warrants) pursuant to Rule 144 under the Act, to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. The Warrants may be divided or combined, upon request to the Company by a Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Shares. Unless the context indicates otherwise, the term "Warrantholder" shall include any transferee or transferees of the Shares that is required to be bound by the terms hereof, and the term "Warrants" shall include any and all warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange or substitution pursuant to this Agreement. Each Warrantholder by his receipt of a Warrant Certificate, agrees to be bound by and comply with the terms of this Agreement. Each Warrantholder represents and agrees that the Warrant (and Shares if the Warrant is exercised) is purchased only for investment, for such Warrantholder's own account, and without any present intention to sell, or with a view to distribution of, the Warrant or Shares.

                  1.3 Form of Warrants. The text of the Warrants and of the form of election to purchase Shares shall be substantially as set forth in Exhibit A attached hereto. The number of Shares issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrant shall be executed on behalf of the Company by its President or by a Vice President, attested to by its Secretary or an Assistant Secretary. A Warrant bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant or did not hold such office on the date of this Agreement.

                  The Warrants shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange or substitution.

                  1.4 Legend on Warrants. Each Warrant Certificate shall bear the following legend:

         (a) "THE WARRANTS EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED AND ANY PROSPECTUS DELIVERY REQUIREMENTS ARE NOT APPLICABLE OR (III) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES. COPIES OF THE WARRANT AGREEMENT AND THE PURCHASE AGREEMENT COVERING THE PURCHASE OF THESE WARRANTS AND VARIOUS REQUIREMENTS, INCLUDING WITHOUT LIMITATION PROVISIONS RESTRICTING THEIR TRANSFER, MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY."

         (b) any legend required by applicable state securities law.

                  (c) Any certificate issued at any time in exchange or substitution for any certificate bearing such legends (except in the case of the Shares, a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act, or upon completion of a sale under Rule 144 under the Act of the securities represented thereby) shall also bear the above legends unless, in the opinion of the Company's counsel, the securities represented thereby need no longer be subject to such restrictions. Each Warrantholder consents to the Company making a notation on its records and giving instructions to any registrar or transfer agent of the Warrants and the Common Stock in order to implement the restrictions on transfer established in this Agreement.

                  Section 2. Exchange of Warrant Certificate. Any Warrant certificate may be exchanged for another certificate or certificates entitling a Warrantholder to purchase a like aggregate number of Shares as the certificate or certificates surrendered then entitled such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, with signatures guaranteed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the person entitled thereto a new Warrant certificate as so requested.

                  Section 3. Term of Warrants; Exercise of Warrants; Redemption.

                  (a) Subject to the terms of this Agreement, each Warrantholder shall have the right, at any time and from time to time during the period commencing on the date of this Agreement, and ending at 5:00 p.m., Houston, Texas Time, on the fifth anniversary thereof (the "Termination Date"), to purchase from the Company up to the number of fully paid and nonassessable Shares to which such Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of the certificate evidencing the Warrants to be exercised, together with the purchase form on the reverse thereof duly filled in and signed, with signatures guaranteed, and upon payment to the Company of the Warrant Price (as defined in and determined in accordance with the provisions of this Section 3 and Sections 7 and 8 hereof), for the number of Shares in respect of which such Warrants are then exercised, but in no event for less than 100 Shares for any Warrantholder (unless less than an aggregate of 100 Shares are then purchasable under all outstanding Warrants held by a Warrantholder).

                  (b) Payment by each Warrantholder of the aggregate Warrant Price due from him shall be made in cash or by immediately available funds, check or any combination thereof.

                  (c) Upon such surrender of the Warrants and payment of such Warrant Price as aforesaid, the Company shall issue and cause to be delivered to or upon the written order of the exercising Warrantholder and in such name or names as the exercising Warrantholder may designate (which in no way shall limit the transfer restrictions hereunder) a certificate or certificates for the number of full Shares so purchased upon the exercise of his Warrant, together with cash, as provided in Section 9 hereof, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such securities as of the date of surrender of the Warrants and payment of the Warrant Price, as aforesaid, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Warrants shall be exercisable, at the election of a Warrantholder, either in full or from time to time in part and, in the event that a certificate evidencing the Warrants is exercised in respect of less than all of the Shares specified therein at any time prior to the Termination Date, a new certificate evidencing the remaining portion of the Warrants held by such Warrantholder will be issued by the Company.

                  (d) The Warrant may be redeemed at the election of the Company, as a whole but not in part, upon the terms and conditions set forth in this Section 3(d). The Company may call the Warrant for redemption at any time after such date (the "Redemption Event") at which the Trailing Price (as defined herein) of the Common Stock exceeds $10.70. The price to be paid on redemption shall be $.01 per Share for which the Warrant is exercisable, appropriately adjusted in the same manner as adjustments to the Warrant Price (the "Redemption Price"). The Redemption Price shall be paid by the Company by check; however, if the Company is restricted by law or agreement from making such payment, the Company may instead make such payment in shares of Common Stock, with such Common Stock valued at the Trailing Price of the Common Stock on the fifth business day prior to the date on which such payment is to be made.

                  (e) The Company shall give each Warrantholder notice of redemption (in accordance with Section 12 hereof) mailed not less than 30 calendar days prior to the date set by the Company for redemption (the "Redemption Date"). Such notice shall state: (i) the Redemption Date (ii) the Redemption Price (iii) the date on which a Redemption Event occurred and (iv) the Trailing Price of the Common Stock on such date.

                  (f) The Warrant shall continue to be exercisable in accordance with the terms and conditions hereof until the Redemption Date. Following the Redemption Date, the Warrant shall no longer be exercisable and instead shall represent only the right to receive the Redemption Price. If the Warrant has not been exercised as of the Redemption Date, the Company shall thereupon promptly transmit to each Warrantholder funds in the amount of the Redemption Price.

                  (g) For purposes of this Agreement, the term the "Trailing Price" shall mean (i) in the case of a security traded in the over-the-counter market and not in the Nasdaq National Market System ("Nasdaq NMS") nor on any national securities exchange, the average of the per share closing bid prices of the Common Stock on the 20 consecutive trading days immediately preceding the date in question, as reported by Nasdaq or an equivalent generally accepted reporting service; (ii) in the case of a security trade in the Nasdaq NMS or on a national securities exchange, the average for the 20 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock in the Nasdaq NMS or on the principal stock exchange on which it is listed, as the case may be or (iii) if neither clause (i) or (ii) above is applicable, then the fair value thereof as determined in good faith by the Company's Board of Directors. For purposes of clause (i) above, if trading in the Common Stock is not reported by Nasdaq, the bid price referred to in said clause shall be the lowest bid price as reported in the "pink sheets" published by National Quotation Bureau, Incorporated. The closing price referred to in clause (ii) above shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in the Nasdaq NMS or on the national securities exchange on which the Common Stock is then listed.

                  Section 4. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Warrants or the securities comprising the Shares; provided, however, the Company shall not be required to pay any tax which may be payable in respect of any secondary transfer of the Warrants or the securities comprising the Shares.

                  Section 5. Mutilated or Missing Warrants. In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of a Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and a bond of indemnity, if requested, also satisfactory in form and amount at the applicant's cost. Applicants for such substitute Warrants certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

                  Section 6. Reservation of Shares. There has been reserved, and the Company shall at all times keep reserved so long as the Warrants remain outstanding, out of its authorized Common Stock, such number of shares of Common Stock as shall be subject to purchase under the Warrants. Every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares and other securities as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants. The Company will supply every such transfer agent with duly executed stock and other certificates, as appropriate, for such purpose and will provide or otherwise make available any cash which may be payable as provided in Section 9 hereof. On or before taking any action that would cause an adjustment pursuant to the terms of the Warrants resulting in an increase in the number of shares of Common Stock deliverable upon such conversion or exercise above the number thereof previously authorized, reserved and available therefor, the Company shall take all such action so required for compliance with this Section.

                  Section 7. Warrant Price. The price per Share at which Shares shall be purchasable upon the exercise of the Warrants (the "Warrant Price") shall be as set forth in the Warrant subject to further adjustment pursuant to
Section 8 hereof.

                  Section 8. Adjustment of Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  8.1 Adjustments. The number of Shares purchasable upon the exercise of the Warrants shall be subject to adjustment as follows:

                  (a) In case the Company shall (i) pay a dividend in Common Stock or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its Common Stock other securities of the Company, the number of Shares purchasable upon exercise of the Warrants immediately prior thereto shall be adjusted so that a Warrantholder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or would have been entitled to receive immediately after the happening of any of the events described above had the Warrants been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 8.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                  (b) In case the Company shall issue rights, options, warrants or convertible securities to all or substantially all holders of its Common Stock, without any charge to such holders, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the then Fair Value (as defined in Section 9), the number of Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Shares theretofore purchasable upon exercise of the Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of shares which the aggregate offering price of the total number of shares offered would purchase at such Fair Value. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately and retroactive to the record date for the determination of shareholders entitled to receive such rights, options, warrants or convertible securities.

                  (c) In case the Company shall distribute to all or substantially all holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings) or rights, options, warrants or convertible securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in subsection 8.1(b) above), then in each case the number of Shares thereafter purchasable upon the exercise of the Warrants shall be determined by multiplying the number of Shares theretofore purchasable upon exercise of the Warrants by a fraction, of which the numerator shall be the then Fair Value per share of Common Stock on the record date for such distribution, and of which the denominator shall be such Fair Value on such date minus the then Fair Value of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options, warrants or convertible securities applicable to one share. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

                  (d) No adjustment in the number of Shares purchasable pursuant to the Warrants shall be required unless such adjustment would require an increase or decrease of at least three percent in the number of Shares then purchasable upon the exercise of the Warrants or, if the Warrants are not then exercisable, the number of Shares purchasable upon the exercise of the Warrants on the first date thereafter that the Warrants become exercisable; provided, however, that any adjustments which by reason of this subsection 8.1(d) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

                  (e) Whenever the number of Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Warrant Price payable upon exercise of the Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

                  (f) Whenever the number of Shares purchasable upon the exercise of the Warrants is adjusted as herein provided, the Company shall cause to be promptly mailed to each Warrantholder by first class mail, postage prepaid, notice of such adjustment and a certificate of the chief financial officer of the Company setting forth the number of Shares purchasable upon the exercise of the Warrants after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

                  (g) For the purpose of this subsection 8.1, the term "Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, (ii) any other class of stock resulting from successive change or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value or (iii) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, another Person (other than a subsidiary of the Company) and consideration other than Common Stock is payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale then "Common Stock" shall thereafter mean (and the Warrants shall thereafter be exercisable for) such other consideration. In the event that at any time, as a result of an adjustment made pursuant to this Section 8, a Warrantholder shall become entitled to purchase any securities of the Company other than Common Stock, (i) if the Warrantholder's right to purchase is on any other basis than that available to all holders of the Company's Common Stock, the Company shall obtain an opinion of an independent investment banking firm or valuation firm valuing such other securities and (ii) thereafter the number of such other securities so purchasable upon exercise of the Warrants shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section 8.

                  (h) Upon the expiration of any rights, options, warrants or conversion privileges, if such shall not have been exercised, the number of Shares purchasable upon exercise of Warrants, to the extent the Warrants have not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (i) the fact that Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (ii) the fact that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of decreasing the number of Shares purchasable upon exercise of the Warrants by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

                  8.2 No Adjustment for Certain Matters. During the term of the Warrants or upon the exercise of the Warrants, no adjustment shall be made (i) except as provided in subsection 8.1 in respect of any dividends or distributions out of earnings or (ii) in respect of the consummation of any action described in Section 10(b). Without limiting the generality of the foregoing, the Company shall have no obligation to cause any purchaser or successor by merger, sale of assets or similar business combination to assume the obligations under this Agreement.

                  8.3 Par Value of Shares of Common Stock. Before taking any action which would cause an adjustment effectively reducing the portion of the Warrant Price allocable to each Share below the then par value per share of the Common Stock issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock upon exercise of the Warrants.

                  8.4 Independent Public Accountants. The Company may retain a firm of independent public accountants of recognized national standing (which may be any such firm regularly employed by the Company) to make any computation required under this Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this
Section 8.

                  8.5 Statement on Warrant Certificates. Irrespective of any adjustments in the number of securities issuable upon exercise of Warrants, Warrant certificates theretofore or thereafter issued may continue to express the same number of securities as are stated in the similar Warrant certificates initially issuable pursuant to this Agreement. However, the Company may, at any time in its sole discretion (which shall be conclusive), make any change in the form of Warrant certificate that it may deem appropriate and that does not affect the substance thereof; and any Warrant certificate thereafter issued, whether upon registration of, or in exchange or substitution for, an outstanding Warrant certificate, may be in the form so changed

                  Section 9. Fractional Interests; Fair Value. The Company shall not be required to issue fractional Shares on the exercise of the Warrants. If any fraction of a Share would, except for the provisions of this Section 9, be issuable on the exercise of the Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the then Fair Value of the Common Stock multiplied by such fraction. As used herein, the term "Fair Value" of the Common Stock or other securities or other property shall mean the fair value as determined in good faith by the Company's Board of Directors, which determination shall be binding upon the Warrantholders; provided, however, that Fair Value of the Common Stock for any day shall mean the last sales price, regular way, on the day in question or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on such day, in either case as reported in the principal transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on any national securities exchange but sales price information is reported for such security, as reported by the Nasdaq NMS or such other self-regulatory organization or registered securities information processor (as such terms are used under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that then reports information concerning such security, or, if sales price information is not so reported, the average of the high bid and low asked prices in the over-the-counter market on such day, as reported by Nasdaq NMS or such other entity, or, if on such day such security is not quoted by any such entity, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board of Directors of the Company. If on such day no market maker is making a market in such security, the fair value of such security on such day as determined in good faith by the Board of Directors of the Company shall be used.

                  Section 10. No Right as Stockholder; Notices to Warrantholder. Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon any Warrantholder or its transferees any rights as a stockholder of the Company, including the right to vote, receive dividends, call meetings, consent or receive notices as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter or imposing any fiduciary or other duty on the Company, its officers or directors, in favor of any Warrantholder, all of which rights and duties owed to stockholders are disclaimed and waived by each Warrantholder. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any one or more of the following events shall occur:

                  (a) any action which would require an adjustment pursuant to Section 8.1 (except subsections 8.1(e) and 8.1(g)); or

                  (b) a dissolution, liquidation or winding up of the Company or a consolidation, merger or similar business combination or sale of its property, assets and business as an entirety or substantially as an entirety shall be proposed;

then the Company shall give notice in writing of such event to each Warrantholder, as provided in Section 10 hereof, promptly prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to any relevant dividend, distribution, subscription rights or other rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to mail or receive such notice or any defect therein shall not affect the validity of any action taken with respect thereto.

                  Section 11. Securities Laws; Restrictions on Transfer of Shares; Registration Rights.

                  11.1 Compliance with Securities Act. Each Warrantholder agrees that this Warrant and the related Shares (each of the Warrant and the Shares being referred to herein as a "Security" and together, "Securities") are being acquired for investment and that such Warrantholder will not purchase, offer, sell or otherwise dispose of any of the Securities except under circumstances which will not result in a violation of the Act. In order to exercise this Warrant, a Warrantholder must be able to confirm and shall confirm in writing, by executing a certificate to be supplied by the Company, all of the representations and other covenants contained in this Agreement, including that the Securities so purchased are being acquired for investment and not with a view toward distribution or resale. The Shares (unless registered under the Act) shall be stamped or imprinted with, in addition to any other appropriate or required legend, a legend in substantially the following form:

                  "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED AND ANY PROSPECTUS DELIVERY REQUIREMENTS ARE NOT APPLICABLE OR (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY."

                  (a)   Warrantholder   Representations.   In   addition,   each
Warrantholder specifically represents to the Company both at the time of initial purchase of the Warrant and at those future times as specified herein:

         (1) The Warrantholder has experience in analyzing and investing in companies like the Company and is capable of evaluating the merits and risks of an investment in the Company and has the capacity to protect its own interests. The Warrantholder is an "Accredited Investor" as that term is defined in Rule 501(a) promulgated under the Act. The Warrantholder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire the Securities. The Warrantholder is acquiring the Securities for its own account for investment purposes only not as a nominee or agent and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Act. The Warrantholder is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Warrantholder acknowledges the Company's obligation to file a registration statement with respect to the Shares as set forth in the Purchase Agreement, the effectiveness of which registration statement may be required for the resale of the Shares. The Warrantholder has not offered or sold any portion of the Securities to be acquired by such Warrantholder and has no present intention of reselling or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance, and in particular the Warrantholder has no current intention to resell the Shares under such registration statement nor would it have such intention if such registration statement were effective as of the date of purchase. The Warrantholder understands that investment in the Securities is subject to a high degree of risk. The Warrantholder can bear the economic risk of its investment, including the full loss of its investment, and by reason of its business or financial experience or the business or financial experience of its professional advisors has the capacity to evaluate the merits and risks of its investment and protect its own interest in connection with the purchase of the Securities. If other than an individual, the Warrantholder also represents it has not been organized for the purpose of acquiring the Securities.

         (2) The Warrantholder understands that the Securities have not been and except as provided in the Purchase Agreement with respect to the Shares will not be registered under the Act or any applicable State securities law in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Warrantholder's investment intent and the accuracy of the Warrantholder's representations as expressed herein and the Warrantholder will furnish the Company with such additional information as is reasonably requested by the Company in connection with such exemption.

          (3) The Warrantholder further understands that the Securities must be held indefinitely unless subsequently registered under the Act and any applicable state securities laws, or unless exemptions from registration are otherwise available. Moreover, the Warrantholder understands that the Company is under no obligation to and does not expect to register the Securities except as provided for in the Purchase Agreement with respect to the Shares.

         4) The Warrantholder is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an Affiliate of such issuer), in a nonpublic offering subject to the satisfaction of certain conditions, if applicable, including, among other things: The availability of certain public information about the Company, the resale occurring not less than one year after the party has purchased and paid for the Securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

         (5) The Warrantholder further understands that it may not transfer the Warrants and that at the time it wishes to sell the Securities, it is possible that there will be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Warrantholder may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied.

         (6) The Warrantholder further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act, compliance with registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such actions do so at their own risk.

         (7) To the Warrantholder's knowledge, the Warrantholder has received copies of the Company's reports filed under the Exchange Act since the beginning of the Company's current fiscal year. The Warrantholder has had a reasonable opportunity to ask questions relating to and otherwise discuss the Company's business, management and financial affairs with the Company's management, customers and other parties, and the Warrantholder has received satisfactory responses to the Warrantholder's inquiries. The Warrantholder disclaims and disavows any reliance upon Raymond James & Associates Inc. in connection with the its purchase of Warrants. The Warrantholder has relied solely on its own independent investigation before deciding to enter into the purchase of the Warrants contemplated hereby. Unless the Warrantholder has otherwise notified the Company in writing, the Warrantholder is not, and has not been within the ninety (90) days prior to the closing date of the purchase of the Securities, a broker or dealer of securities an officer, director, employee, agent or Affiliate or the Company, or, to the Warrantholder's knowledge, any other purchaser of Securities from the Company. Unless the Warrantholder has otherwise notified the Company in writing, the Warrantholder is not an employee, officer or director of the Company nor prior to the consummation of the actions contemplated hereby, is the Warrantholder the beneficial owner of 5% or more of the Common Stock of the Company.

                  (b) Disposition of Securities. With respect to any offer, sale or other disposition of any Securities that is not registered under the Act, each Warrantholder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Warrantholder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Securities and indicating whether or not under the Act, certificates for the Securities in question to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Such opinion must be satisfactory to the Company in its reasonable judgment and shall state that it may be relied upon by counsel to the Company, and any stock exchange or transfer agent. Promptly upon receiving such written notice and satisfactory opinion, if so requested, the Company shall notify such Warrantholder that such Warrantholder may sell or otherwise dispose of such Securities all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (b) that the opinion of counsel for the Warrantholder is not satisfactory to the Company, the Company shall so notify such Warrantholder promptly after such determination has been made and shall specify in detail the legal analysis supporting any such conclusion. Each certificate representing the Securities thus transferred (except a transfer registered under the Act or a transfer of Shares of Common Stock (but specifically including transfers of Warrants) pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Warrantholder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

                  (c) Transferees Bound. Prior to any transfer of the Securities (except a transfer registered under the Act or a transfer of Shares of Common Stock (but specifically including transfers of Warrants) pursuant to Rule 144), the proposed transferee shall agree in writing with the Company to be bound by the terms of this Agreement (whether or not the Warrant has been exercised or otherwise outstanding) as if an original signatory hereto and the proposed transferee must be able to and must make representations as set forth in this
Section 11.1.

                  Section 11.2 Certain Definitions. As used in this Section 11, the following terms shall have the following meanings:

                  "Affiliate" shall mean, with respect to any person, any other person controlling, controlled by or under direct or indirect common control with such person (for the purposes of this definition "control," when used with respect to any specified person, shall mean the power to direct the management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

                  Section 12. Notices. Any notice pursuant to this Agreement by the Company or by a Warrantholder or a holder of Shares shall be in writing and shall be deemed to have been duly given if delivered or mailed by certified mail, return receipt requested:

                  (a) If to the Warrantholders or holders of Shares addressed to them it at the address set forth in Schedule 1.

If to the Company addressed to it at 1111 Bagby, Suite 2100, Houston, Texas, 77002, Attention: Chief Financial Officer.

                  Each party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

                  Section 13. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company, the Warrantholders or the holders of Shares shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  Section 14. Applicable Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State.

                  Section 15. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Warrantholders and the holders of Shares any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Warrantholders and the holders of Shares.

                  Section 16. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  Section 17. Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the then current Warrantholders having the right to acquire by virtue of holding the Warrants at least 50% of the Shares which are then issuable upon exercise of the then outstanding Warrants.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

                                                EDGE PETROLEUM CORPORATION


                                                By: /s/ Michael G. Long
                                                    ----------------------
                                                  Name: Michael G. Long
                                                 Title: Senior Vice  President
                                                  and Chief  Financial Officer



                     [WARRANTHOLDER SIGNATURE PAGES FOLLOW]

WARRANTHOLDER:


Name of Warrantholder: Fidelity Management Trust C/F IRA Rollover F/B/O
                             John W. Elias Account No. 103439037



                                       By: _________________________
                                      Name:_________________________
                                     Title:_________________________

WARRANTHOLDER:



/s/ Mark G. Egan
Mark G. Egan

WARRANTHOLDER:


       Name of Warrantholder: Special Situations Private Equity Fund, L.P.



                            By: /s/ David Greenhouse
                             Name: David Greenhouse
                            Title: Managing Director

WARRANTHOLDER:


Name of Warrantholder: The Private Investment Fund



                              By: /s/ Mark G. Egan
                                 -----------------
                            Name:     Mark G. Egan
                           Title:   President,   Marlin  Capital  Corp.,   the
                                    general  partner of The Private  Investment
                                    Fund, a limited partnership

WARRANTHOLDER:


Name of Warrantholder: Special Situations Fund III, L.P.



                            By: /s/ David Greenhouse
                                --------------------
                          Name:     David Greenhouse
                         Title:     Managing Director

WARRANTHOLDER:


Name of Warrantholder: Special Situations Cayman Fund, L.P.



                            By: /s/ David Greenhouse
                                --------------------
                          Name:     David Greenhouse
                         Title:     Managing Director

                                    Exhibit A

         "THE WARRANTS EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED AND ANY PROSPECTUS DELIVERY REQUIREMENTS ARE NOT APPLICABLE OR (III) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES. COPIES OF THE WARRANT AGREEMENT AND THE PURCHASE AGREEMENT COVERING THE PURCHASE OF THESE WARRANTS AND VARIOUS REQUIREMENTS, INCLUDING WITHOUT LIMITATION PROVISIONS RESTRICTING THEIR TRANSFER, MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY."

                                                     Warrant Certificate No. ___

                              WARRANTS TO PURCHASE
                      ______________ SHARES OF COMMON STOCK

                           EDGE PETROLEUM CORPORATION

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

                  This certifies that, for value received, ___________, the registered holder hereof (the "Warrantholder"), is entitled to purchase from EDGE PETROLEUM CORPORATION (the "Company"), at any time during the period commencing the date hereof and ending at 5:00 p.m., Houston, Texas Time, on the fifth anniversary thereof at a purchase price per share of $5.35, the number of shares of Common Stock of the Company set forth above (the "Shares"). The number of shares of Common Stock of the Company purchasable upon exercise of each Warrant evidenced hereby shall be subject to adjustment from time to time as set forth in the Warrant Agreement. The Warrant may be redeemed by the Company as set forth in the Warrant Agreement.

                  The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature guarantee as provided thereon) and simultaneous payment of the Warrant Price at the principal office of the Company. Payment of such price shall be made in immediately available funds.

                  The Warrants evidenced hereby represent the right to purchase an aggregate of up to [__________] Shares and are issued under and in accordance with a Warrant Agreement, dated as of May __, 1999 (the "Warrant Agreement"), between the Company and certain Warrantholders (which Warrant Agreement initially provides for Warrants to purchase up to [_________] shares) and are subject to the terms and provisions contained in the Warrant Agreement, to all of which the Warrantholder by acceptance hereof consents.

                  Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the Shares as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of Shares as here evidenced by the Warrant or Warrants exchanged. No fractional shares of Common Stock will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are not transferrable and any attempted transfer shall be void.

                  This Warrant Certificate does not entitle any Warrantholder to any of the rights of a stockholder of the Company.

                                                     EDGE PETROLEUM CORPORATION




                                               By:
                                                  ---------------------------
                                                    Name:
                                                          -------------------
                                                   Title:
                                                          -------------------

Dated: May ___, 1999



ATTEST:


Secretary

                           EDGE PETROLEUM CORPORATION
                                  PURCHASE FORM

EDGE PETROLEUM CORPORATION
1111 Bagby, Suite 2100
Houston, Texas  77002

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, _____ shares of Common Stock (the "Shares") provided for therein, and requests that certificates for the Shares be issued in the name of:


         (Please Print or Type Name, Address and Social Security Number)


and, if said number of Shares shall not be all the Shares purchasable hereunder, that a new Warrant Certificate for the balance of the Shares purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below. The undersigned has also submitted to the Company a certificate in which it has made the representations and covenants required in Section 11 of the Warrant Agreement.

Dated:

Name of Warrantholder
or Assignee:
                  (Please Print)

Address:


Signature:

Note: The above signature must correspond with the name as written upon the face
of  this  Warrant  Certificate  in  every  particular,   without  alteration  or
enlargement or any change whatever, unless these Warrants have been assigned.

Signature Guaranteed:

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)



                                   SCHEDULE 1

                           SCHEDULE OF WARRANTHOLDERS

---------------------------------------- ------------------------------------- -------------------------------------

                                                                                        Principal Address
                                                      Number of                        and Telephone Number
                 Name                                 Warrants                        and Fax Number, if any
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------
Mark G. Egan                                            5,700                          730 Valley Road
                                                                                       Glencoe, IL  60022
                                                                                             312-419-6818
                                                                                       Fax:  312-419-6818
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

The Private Investment Fund                            204,300                         11 S. LaSalle St.
                                                                                       Suite 3310
                                                                                       Chicago, IL  60603
                                                                                             312-419-1880
                                                                                       Fax:  312-419-6818
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Special Situations Private Equity                       68,448                         153 East 53rd
Fund, L.P.                                                                             New York, NY  10022
                                                                                             212-832-5300
                                                                                       Fax:  212-832-6141
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Special Situations Fund III, L.P.                       72,414                         153 East 53rd
                                                                                     New York, NY  10022
                                                                                               212-832-5300
                                                                                     Fax:  212-832-6141
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Special Situations Cayman Fund, L.P.                    24,138                       153 East 53rd
                                                                                     New York, NY  10022
                                                                                           212-832-5300
                                                                                     Fax:  212-832-6141
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------

Fidelity Management Trust C/F Rollover                  45,000                       Fidelity Investments
F/B/O John W. Elias Account No.                                                      One North Franklin, Suite 100
103439307                                                                            Chicago, IL 60606
                                                                                     Attn: Zach Marshall
---------------------------------------- ------------------------------------- -------------------------------------
---------------------------------------- ------------------------------------- -------------------------------------


---------------------------------------- ------------------------------------- -------------------------------------

                                    EXHIBIT C

                             SCHEDULE OF EXCEPTIONS

                                    EXHIBIT D

                             INVESTOR QUESTIONNAIRE

                        --------------------------------
                                 Purchaser Name


                  The Purchaser represents and warrants that it comes within each category marked below, and that for any category marked, it has truthfully set forth the factual basis or reason the Purchaser comes within that category. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

|_|  (a)          The undersigned is an individual (not a partnership,
                  corporation, etc.) whose individual net worth, or joint net worth with its spouse, presently exceeds $1,000,000.

                  Explanation. In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

|_| (b) The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with their spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and loses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

|_|  (c)          The undersigned is a director or executive officer of the
                  Company which is issuing and selling the Securities.

|_|  (d)          The undersigned is a bank; a savings and loan  association, insurance  company,  registered  investment  company;
                  registered business development company; licensed small business investment ("SBIC"); and employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or is a self directed plan with investment decisions made solely by persons that are accredited investors.

                  -------------------------------------------------------------

                  -------------------------------------------------------------
                  (describe entity)

|_|  (e)          The  undersigned  is a private  business  development  company as defined in section  202(a)(22) of the Investment
                  Advisors Act of 1940;

                  -------------------------------------------------------------

                  -------------------------------------------------------------
                  (describe entity)

|_| (f) The undersigned is a corporation, partnership, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000;

                  -------------------------------------------------------------

                  -------------------------------------------------------------
                  (describe entity)

|_| (g) The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a "sophisticated person" as defined in Regulation 506(b)(2)(ii).

|_| (h) the undersigned is an entity all the equity owners of which are "accredited investors" within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement.

                  -------------------------------------------------------------

                  -------------------------------------------------------------
                  (describe entity)

THE  UNDERSIGNED  IS  INFORMED  OF THE  SIGNIFICANCE  TO  YOU  OF THE  FOREGOING
REPRESENTATIONS,  AND THEY ARE MADE  WITH THE  INTENTION  THAT YOU WILL  RELY ON
THEM.

     B.           MANNER IN WHICH TITLE TO BE HELD (check one)

1.   |_|          Individual Ownership
2.   |_|          Community Property
3.   |_|          JointTenant with Right of Survivorship(both parties must sign)
4.   |_|          Partnership*
5.   |_|          Tenants in Common
6.   |_|          Corporation*
7.   |_|          Trust*
8.   |_|          Other

* If Securities are being purchased by an entity, the Certificate of Signatory attached to the Subscription Agreement must also be completed.


                  IN  WITNESS   WHEREOF,   the   undersigned  has  executed  the
Questionnaire on April 30, 1999.





                                                      ------------------------
                                                      (Signature)



                                                      ------------------------
                                                      (Title for Entity)